Equity-Based Compensation (Details) - Schedule of Equity-Based Compensation Expense - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021
Schedule of Equity-Based Compensation Expense [Abstract]
Research and development	[1]	$ 110	$ (19)
Selling, general and administrative		834	150
Total equity based compensation expense		$ 944	$ 131

[1]	Had the Company recorded the Management Contingent Share Plan within research and development and selling, general and administrative expense, then research and development would have been higher by $201 with the remaining expense recognized within selling, general and administrative expense.